Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. McGrail, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Paylocity Holding Corporation for the year ended June 30, 2015; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 17, 2015	/s/ Peter J. McGrail
Peter J. McGrail
Chief Financial Officer
(Principal Financial and Accounting Officer)